UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

SCIENJOY HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38799	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3rd Floor, JIA No. 34, Shenggu Nanli
Chaoyang District, Beijing
People’s Republic of China	100029
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-1093-2235

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	SJ	Nasdaq Stock Market
Warrants to receive one half of one share of Ordinary Share per warrant	SJOYW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2020, Scienjoy Holding Corporation (the “Company”) received a written notice (the “Notice”) from Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has not complied with the requirements of IM-5101-2 of the listing rules of Nasdaq (the “Listing Rules”) with respect to its warrants (the “Warrants”) since it has not provided evidence that its Warrants have at least 100 round lot holders as required by Listing Rule 5515(a)(4) following the completion of its previously announced business combination with Scienjoy Inc., which was completed on May 7, 2020.

The Notice indicated that the Company’s Warrants will be subject to delisting unless the Company appeals Nasdaq’s delisting determination to a Nasdaq hearing panel on or before May 29, 2020. The Company does not intend to appeal Nasdaq’s determination regarding the Warrants. Accordingly, the Company’s Warrants will be scheduled for delisting from the Nasdaq Stock Market and will be suspended at the opening of business on June 2, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s Warrants from listing and registration on the Nasdaq Stock Market. Following the delisting, the Company anticipates that the Warrants will be quoted on the over-the-counter markets operated by OTC Markets Group.

The terms of the Warrants are not affected by the delisting, and the Warrants may still be exercised in accordance with their terms to purchase shares of the Company’s ordinary shares.

The listing of the Company’s ordinary shares, which are traded on the Nasdaq Capital Market under the symbol “SJ,” is not affected by the delisting of the Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2020

SCIENJOY HOLDING CORPORATION

By:	/s/ Xiaowu He
Name:	Xiaowu He
Title:	Chief Executive Officer

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